Fair Value Measurements	12 Months Ended
Apr. 30, 2023
Fair Value Disclosures [Abstract]
Fair value measurements
3.	Fair Value Measurements
The Company applies the provisions of ASC Topic 820,
Fair Value
Measurement
, for fair value measurements of financial assets and financial liabilities and for fair value measurements of non-financial
items that are recognized or disclosed at fair value in the financial statements.
Assets and liabilities are categorized based upon the level of judgment associated with the inputs used to measure their fair values.

Fair
value is defined as the exchange price that would be received for an asset or an exit price that would be paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.
Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The authoritative guidance on fair value measurements establishes a three- tier fair value hierarchy for disclosure of fair value measurements as follows:
Level 1 — Observable inputs such as unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date;
Level 2 — Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active;
Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.
Certain assets, including the right-of-use assets, property and equipment, and intangible assets are also subject to measurement at fair value on a non-recurring basis if they are deemed to be impaired as a result of an impairment review. As of April 30, 2022 and 2023, no impairments were identified on those assets required to be measured at fair value on a non-recurring basis.

•	Fair Value of Financial Instruments
The Company’s financial instruments include cash equivalents, accounts receivable-trade, due from related party, accounts receivable-other, lease deposits, accounts payable, accrued expenses, operating and finance lease liabilities, and long-term borrowings. The carrying values of the Company’s financial instruments, excluding long-term borrowings, approximate their fair value due to the short-term nature of those instruments. The fair value of time deposits, included in cash equivalents, is based on the discounted value of contractual cash flows discounted at a rate currently offered for deposits of similar remaining maturities and is considered Level 2. The carrying value of long-term borrowings approximates the fair value at each balance sheet date because the contractual interest rate of the
debt approximates the market interest rate at which the Company can borrow similar debt.